Exhibit 31.1
(for the period from and including
November 22 2006 to and including
December 31, 2006)
CERTIFICATION
I, Roger K. McGregor, certify that:
1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on 10-K of Turquoise Card Backed Securities plc (the “Exchange Act periodic reports”);
2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
4. I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and;
5. All of the reports on assessment of compliance with applicable servicing criteria for asset-backed securities and the related attestation reports on assessment of compliance with applicable servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of non-compliance described in such reports have been disclosed in this report on Form 10-K.

Date:	30 March 2007

By:	/s/ Roger K McGregor

Name:	Roger K. McGregor

Title:	Chief Financial Officer, HSBC Bank plc

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Exhibit 31.1
(for the period from and including
November 22 2006 to and including
December 31, 2006)
CERTIFICATION
I, Roger K. McGregor, certify that:
1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on 10-K of Turquoise Receivables Trustee Limited (the “Exchange Act periodic reports”);
2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
4. I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and;
5. All of the reports on assessment of compliance with applicable servicing criteria for asset-backed securities and the related attestation reports on assessment of compliance with applicable servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of non-compliance described in such reports have been disclosed in this report on Form 10-K.

Date:	30 March 2007

By:	/s/ Roger K McGregor

Name:	Roger K. McGregor

Title:	Chief Financial Officer, HSBC Bank plc

15

Exhibit 31.1
(for the period from and including
November 22 2006 to and including
December 31, 2006)
CERTIFICATION
I, Roger K. McGregor, certify that:
1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on 10-K of Turquoise Funding 1 Limited (the “Exchange Act periodic reports”);
2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
4. I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and;
5. All of the reports on assessment of compliance with applicable servicing criteria for asset-backed securities and the related attestation reports on assessment of compliance with applicable servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of non-compliance described in such reports have been disclosed in this report on Form 10-K.

Date:	30 March 2007

By:	/s/ Roger K McGregor

Name:	Roger K. McGregor

Title:	Chief Financial Officer, HSBC Bank plc

16